UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 29, 2018

 ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Commission File Number: 001-10212
2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 29, 2018, Anixter International Inc. and Anixter Inc. entered into a Purchase Agreement with Wells Fargo Securities, LLC as representative of the initial purchasers named therein (the “Purchase Agreement”), with respect to the offering and sale of $250,000,000 of 6.00% Senior Notes due 2025 (the “Notes”). The Notes will be issued by Anixter Inc. and guaranteed by Anixter International Inc. The offering is expected to close on November 13, 2018. The Notes will be issued under an Indenture by and among Anixter Inc., Anixter International Inc. and Wells Fargo Bank, National Association, as trustee, to be dated as of the closing date. Anixter intends to use the net proceeds it receives from this offering, together with cash on hand and available liquidity, to pay a portion of the consideration for notes tendered and accepted for purchase in its tender offer for any and all of its outstanding 5.625% Senior Notes due 2019 (the “2019 Notes”) and related consent solicitation for certain amendments to the indenture governing the 2019 Notes (together, the “Tender Offer”), and to pay fees and expenses related to the Notes offering and the Tender Offer.
The Notes will be offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).
The Notes have not been registered under the Securities Act, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.
The Purchase Agreement contains customary representations, warranties, agreements and indemnification obligations, including for liabilities under the Securities Act.
The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 10.1, and incorporated into this Item 1.01 by reference.

On October 29, 2018, Anixter Inc. and its wholly owned subsidiary Anixter Receivables Corporation entered into a Second Amendment to Receivables Facility Credit Agreement to amend that certain credit agreement, dated October 5, 2015, as amended on September 29, 2016, entered into between Anixter Inc., Anixter Receivables Corporation, the financial institutions party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent, which is a receivables based five-year revolving credit facility (the “Receivables Facility Amendment”). The primary purpose of the Receivables Facility Amendment was to amend certain provisions to permit the incurrence of the indebtedness represented by the Notes and the use of the net proceeds from the offering to pay a portion of the consideration for notes tendered and accepted for purchase in the Tender Offer.

The above description of the Receivables Facility Amendment is qualified in its entirety by reference to the Receivables Facility Amendment, which is attached hereto as Exhibit 10.2, and incorporated into this Item 1.01 by reference.

On October 29, 2018, Anixter Inc., Anixter International Inc. and certain wholly-owned subsidiaries entered into a Second Amendment to Inventory Facility Credit Agreement to amend that certain credit agreement, dated October 5, 2015, as amended on September 29, 2016, entered into between Anixter Inc., Anixter International Inc., certain wholly-owned subsidiaries named as loan parties therein, the financial institutions party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent, which is an asset based lending five-year revolving credit facility (the “Inventory Facility Amendment”). The primary purpose of the Inventory Facility Amendment was to amend certain provisions to permit the incurrence of the indebtedness represented by the Notes and the use of the net proceeds from the offering to pay a portion of the consideration for notes tendered and accepted for purchase in the Tender Offer.

The above description of the Inventory Facility Amendment is qualified in its entirety by reference to the Inventory Facility Amendment, which is attached hereto as Exhibit 10.3, and incorporated into this Item 1.01 by reference.

Safe Harbor

The statements in this Form 8-K other than historical facts are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of factors that could cause our actual results to differ materially from what is indicated in this Form 8-K. These factors include but are not limited to general economic conditions, the level of customer demand particularly for capital projects in the markets we serve, changes in supplier relationships or in supplier sales strategies or financial viability, risks associated with the sale of nonconforming products and services, political, economic or currency risks related to foreign operations, inventory obsolescence, copper price fluctuations, customer viability, risks associated with accounts receivable, the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, information security risks, risks associated with substantial debt and restrictions contained in financial and operating covenants in our debt agreements, the impact and the uncertainty concerning the timing and terms of the withdrawal by the United Kingdom from the European Union, unanticipated change in our tax provision and tax liabilities related to the enactment of the Tax Cuts and Jobs Act and risks associated with integration of acquired companies, including, but not limited to, the risk that the acquisitions may not provide us with the synergies or other benefits that were anticipated.  These uncertainties may cause our actual results to be materially different than those expressed in any forward-looking statements.  We do not undertake to update any forward-looking statements.  Please see our Securities and Exchange Commission (“SEC”) filings for more information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1
Purchase Agreement, dated October 29, 2018, by and between Anixter Inc., Anixter International Inc., as guarantor, and Wells Fargo Securities, LLC, as representative of the initial purchasers named therein.

10.2
Second Amendment to Receivables Facility Credit Agreement, dated October 29, 2018, by and between Anixter Inc., Anixter Receivables Corporation, the financial institutions party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent.

10.3
Second Amendment to the Credit Agreement (Receivables Facility), dated October 29, 2018, by and between Anixter Inc., Anixter International Inc., certain wholly-owned subsidiaries named as loan parties therein, the financial institutions party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

October 30, 2018	By:	/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Purchase Agreement, dated October 29, 2018, by and between Anixter Inc., Anixter International Inc., as guarantor, and Wells Fargo Securities, LLC, as representative of the initial purchasers named therein.

10.2
Second Amendment to Receivables Facility Credit Agreement, dated October 29, 2018, by and between Anixter Inc., Anixter Receivables Corporation, the financial institutions party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent.

10.3
Second Amendment to the Credit Agreement (Receivables Facility), dated October 29, 2018, by and between Anixter Inc., Anixter International Inc., certain wholly-owned subsidiaries named as loan parties therein, the financial institutions party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent.